                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 20, 2005
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                                 WHX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                        1-2394                     13-3768097
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(State or Other Jurisdiction     (Commission                  (IRS Employer
 of Incorporation)               File Number)               Identification No.)

  110 East 59th Street, New York, New York                     10022
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   (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (212) 355-5200
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     /_/ Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     /_/ Soliciting  material pursuant to rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     /_/  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     /_/  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-(c))

Item 5.02.     Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

     On September 20, 2005,  Neale X.  Trangucci,  Chief  Executive  Officer and
Stewart E. Tabin,  President,  each delivered a notice of an intent to terminate their  respective  positions with WHX Corporation  (the  "Company")  following a change of control.  In addition,  on August 10, 2005, Neil D. Arnold,  Executive
Chairman of the Board of Directors, delivered a notice of an intent to terminate his position with the Company following a change in control.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         WHX CORPORATION

Dated: September 26, 2005                By: /s/ Robert K. Hynes
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                                             Name:  Robert K. Hynes
                                             Title: Chief Financial Officer